Prospectus Supplement                                            221037  12/04

dated December 30, 2004 to prospectuses of all Putnam Variable Trust funds:
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In the section entitled "How to buy and sell fund shares," the last sentence of the first paragraph is hereby deleted, and the following paragraphs are inserted immediately after the first paragraph:

In addition to the payments described above under "Distribution Plan" with respect to Class IB shares, Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the funds are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") in recognition of their marketing and/or administrative services support. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the funds or other Putnam funds, or insurance products for which the funds serve as underlying investments, to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amounts paid by you or the fund as shown under the heading "Fees and Expenses" at the front of this prospectus.

The additional payments to Record Owners and dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that Record Owner or dealer, sales of a fund attributable to that Record Owner or dealer, or on the basis of a negotiated lump sum payment for services provided. These payments by Putnam Retail Management and its affiliates for marketing and/or administrative support services to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.20% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis. Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to Record Owners and dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

You can find further details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your Record Owner or dealer. In addition, you can ask your Record Owner or dealer for information about any payments it receives from Putnam Retail Management and its affiliates and any services provided by your Record Owner or dealer.

                                                                       HV-5025


Statement of Additional Information Supplement                   221038  12/04

dated December 30, 2004 to the Statement of Additional Information of the Putnam Variable Trust funds:
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The following new section is added to Part II of the funds' Statement of
Additional Information after the section under the heading "Distribution
Plan":

ADDITIONAL PAYMENTS

In addition to the ongoing payments described above under "Distribution Plans," Putnam Retail Management and its affiliates also pay additional compensation to selected insurance companies (or affiliated broker-dealers) to whom shares of the funds are offered ("Record Owners") and to dealers that sell variable insurance products ("dealers") as described below. These payments may create an incentive for a Record Owner firm, dealer firm or their representatives to recommend or offer shares of the fund or other Putnam funds, or insurance products for which the funds serve as underlying investments, to its customers. These additional payments are made pursuant to agreements with Record Owners and dealers and do not change the price paid by investors for the purchase of a share or the amount a fund will receive as proceeds from such sales or the distribution (12b-1) fees and other expenses paid by the fund as shown under the heading "Fees and Expenses" in the prospectus.

Marketing and/or Administrative Services Support Payments

Putnam Retail Management and its affiliates will make payments to certain Record Owners and dealers for their marketing and/or administrative support services, including business planning assistance, educating dealer personnel about the funds and shareholder financial planning needs, placement on the dealer's preferred or recommended fund list, access to sales meetings, sales representatives and management representatives of the dealer and administrative services performed by the Record Owner or dealer. These payments are made to dealers that are registered as holders of record or dealers of record for accounts in the fund. These payments are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, gross or net sales of the funds attributable to that dealer or a negotiated lump sum payment for services rendered.

Putnam Retail Management and its affiliates compensate Record Owners and dealers differently depending upon, among other factors, the level and/or type of marketing and/or administrative support servicing provided by the Record Owner or dealer.

Marketing and/or administrative support payments to any one Record Owner or dealer are not expected, with certain limited exceptions, to exceed 0.20% of the average net assets of the funds attributable to that Record Owner or dealer on an annual basis.

Other Payments

From time to time, Putnam Retail Management, at its expense, may provide additional compensation to Record Owners or dealers which sell or arrange for the sale of shares of the fund or variable insurance products to the extent not prohibited by laws or the rules of any self-regulatory agency, such as the NASD. Such compensation provided by Putnam Retail Management may include financial assistance to Record Owners or dealers that enable Putnam Retail Management to participate in and/or present at Record Owner or dealer-sponsored conferences or seminars, sales or training programs for invited registered representatives and other Record Owner or dealer employees, Record Owner or dealer entertainment, and other Record Owner or dealer-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. Putnam Retail Management makes payments for entertainment events it deems appropriate, subject to Putnam Retail Management's internal guidelines and applicable law.
These payments may vary upon the nature of the event.

PFTC makes payments to certain dealers that distribute the insurance products for which the funds serve as underlying funding vehicles for subaccounting and similar recordkeeping services provided to shareholders of other Putnam funds.

You can ask your Record Owner or dealer for information about payments it receives from Putnam Retail Management and its affiliates and the services it provides for those payments.